                                                              As amended as of
                                                              October 30, 1997

                        CONCURRENT COMPUTER CORPORATION
                                  EXHIBIT 10
                        1991 RESTATED STOCK OPTION PLAN

SECTION  1.     Purpose.  The  purpose  of the Concurrent Computer Corporation
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1991  Restated  Stock  Option  Plan  is to advance the interests of Concurrent
Computer Corporation (the "Company") by enabling officers, employees, non-employee directors and consultants of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

SECTION  2.     Amendment  and  Restatement  of  Prior  Plans.  The Concurrent
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Computer  Corporation  1982 Stock Option Plan ("1982 Plan") and the Concurrent
Computer Corporation 1984 Non-Qualified Common Stock Option Plan ("NSO Plan") are hereby amended and restated on a combined basis into the Plan.

SECTION  3.     Definitions. For purposes of the Plan, the following terms are
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defined  as  set  forth  below:

a.  "Affiliate"  means  a  corporation or other entity controlled directly, or
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indirectly  through  one or more intermediaries, by the Company and designated by  the  Committee  as  such.

b.  "Award"  means  an  award  granted to a Participant in the form of a Stock
     -----
Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

c.  "Board"  means  the  Board  of  Directors  of  the  Company.
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d.  "Cause"  shall  have  the  meaning  set  forth  in  Section  10.
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e.  "Change  in  Control"  shall  have  the  meaning  set forth in Section 13.
     -------------------

f.  "Code"  means  the  Internal Revenue Code of 1986, as amended from time to
     ----
time,  and  any  successor  thereto.

g.  "Commission" means the Securities and Exchange Commission or any successor
     ----------
agency.

h.  "Committee"  means  the  Committee  referred  to  in  Section  6.
     ---------

i.  "Common  Stock"  means  common  stock,  $.01  per  share par value, of the
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Company.
    ---

j.  "Company"  means  Concurrent Computer Corporation, a Delaware corporation.
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k.  "Disability"  means  permanent  and  total  disability as determined under
     ----------
procedures  established  by  the  Committee  for  purposes  of  the  Plan.
    -

l.  "Disinterested  Person"  shall  mean a director who is not, during the one
     ---------------------
year prior to service as an administrator of the Plan, or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates, except as permitted by Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or as such term is defined under any successor rule adopted by the Commission.

m.  "Exchange  Act" means the Securities Exchange Act of 1934, as amended from
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time  to  time,  and  any  successor  thereto.

n.  "Fair  Market  Value" means the average, as of any given date, between the
     -------------------
highest and lowest reported closing bid and asked prices of the Stock on NASDAQ or the closing sale price as of any given date if the Stock is listed on a national securities exchange or quoted on the NASDAQ National Market System. If there is no regular public trading market for such Stock under circumstances specified above, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

o.  "Incentive  Stock  Option"  means  any  Stock  Option  intended  to be and
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designated as an "incentive stock Option" within the meaning of Section 422 of the  Code.

p.  "Non-Qualified  Stock  Option"  means  any  Stock  Option  that  is not an
     ----------------------------
Incentive  Stock  Option.

q.  "Normal  Retirement"  means  retirement  from  active  employment with the
     ------------------
Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee.

r.  "Participant"  means an employee or non-employee director or consultant of
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the Company or of an Affiliate to whom an Award has been granted which has not terminated,  expired  or  been  fully  exercised.

s. "Plan" means the Concurrent Computer Corporation 1991 Restated Stock Option
    ----
Plan,  as  set  forth  herein  and  as  hereinafter amended from time to time.

t.  "Restricted Period" means the period of time, which may be a single period
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or  multiple  periods,  during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Stock, as determined by the Committee.

u.  "Restrictions" means the restrictions and conditions imposed on Restricted
     ------------
Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

v. "Restricted Stock" means an Award of Stock on which are imposed Restriction
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Period(s)  and Restrictions whereby the Participant's rights to full enjoyment of the Stock are conditioned upon the future performance of substantial services by any individual or are otherwise subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, as amended.

w.  "Restricted  Stock  Agreement"  means  a  written  agreement  between  a
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Participant  and  the  Company  evidencing  an  award  of  Restricted  Stock.

x. "Restricted Stock Award Date" means the date on which the Committee awarded
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Restricted  Shares  to  the  Participant.

y.  "Retirement"  means Normal Retirement or early retirement if the Company's
     ----------
Profit  Sharing  and  Savings  Plan  provides  for  same.

z.  "Rule  16b-3"  means  Rule 16b-3, as promulgated by the Commission granted
     -----------
under  Section  16(b)  of  the  Exchange  Act,  as  amended from time to time.

aa.  "Stock"  means  the  Common  Stock.
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bb.  "Stock  Appreciation  Right"  means  a  right  granted  under Section 11.
      --------------------------

cc.  "Stock Option" or "Option" means an Option granted under Section 8 or 10.
      ------------      ------

dd.  "Termination  of  Employment"  means the termination of the Participant's
      ---------------------------
employment with the Company and any Affiliate. A Participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION  4.     Effective Date. The  effective  date  of the Plan shall be the
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date  upon  which  the  Plan  is  approved by the stockholders of the Company.

SECTION  5.     Stock Subject to Plan.  The  total  number  of shares of Stock
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reserved  and  available  for  distribution  pursuant to Awards under the Plan shall be 9,000,000 shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been Optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to any Award are forfeited or if any Award otherwise terminates without a distribution being made to the Participant in the form of Stock, such shares shall again be available for distribution in connection with Awards under the Plan. In addition, any Stock purchased by a Participant upon exercise of an Option under the Plan which is subsequently repurchased by the Company pursuant to the terms of such Option may again be the subject of an Option under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization (including but not limited to the issuance of Stock or any securities convertible into Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and Option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION  6.     Administration.
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          The  Plan  shall  be  administered  by  the  Stock  Award  Committee
("Committee") of the Board or such other committee of the Board, composed of not less than three Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board.

The Committee shall have plenary authority to grant Awards to officers, employees, non-employee directors and consultants of the Company or an Affiliate.

Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(a)     to  select  the  officers,  employees,  non-employee  directors  and
consultants  to  whom                 Awards may from time to time be granted;

(b)     to  determine  whether  and  to  what  extent Incentive Stock Options,
Non-Qualified          Stock Options, Stock Appreciation Rights and Restricted
Stock,  or  any          combination  thereof  are  to  be  granted hereunder;

(c)     to determine the number of shares of Stock to be covered by each Award
granted          hereunder;

(d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option price, any vesting restriction
or  limitation,  any         repurchase rights in favor of the Company and any
vesting  acceleration  or        forfeiture waiver regarding any Award and the
shares of Stock relating thereto, based on such factors as the Committee shall determine);

(e) to adjust the terms and conditions, at any time or from time to time, of any Award, including with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

(f) to determine under what circumstances an Award may be settled in cash or Stock;

(g)     if  appropriate,  to  determine  Fair  Market  Value;  and

(h)     to  substitute new Stock Options for previously granted Stock Options,
including        previously granted Stock Options having higher Option prices.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION  7.     Eligibility.
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     Officers,  employees,  non-employee  directors,  and  consultants  of the
Company and its Affiliates (but excluding members of the Committee other than as expressly provided by Section 8) who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

SECTION  8.     Options  Granted  to  Non-Employee  Directors.
                ---------------------------------------------

     The provisions of this Section 8 govern the granting and terms of Options for any director of the Company who is not an employee of the Company or any of its Affiliates ("Eligible Director"). No Option may be granted to Eligible Directors other than pursuant to this Section 8.

Upon the initial election of an Eligible Director to the Board, without further action by the Board or the stockholders of the Company, such Eligible Director shall be automatically granted Options to purchase 20,000 shares of stock (subject to adjustment in accordance with the provisions of Section 5 of the Plan). On the date of each annual meeting of stockholders of the Company, each Eligible Director who has previously been awarded an Option under the preceding sentence shall be granted automatically, without further action by the Board or the stockholders of the Company, Options to purchase 10,000 shares of stock (subject to adjustment in accordance with the provisions of Section 5 of the Plan).

The purchase price per share deliverable upon the exercise of such Options under this Section 8 shall be 100% of the Fair Market Value of such shares as of the date of such Option. Each Option granted under this Section 8 shall become immediately exercisable and no Option shall be exercisable after the expiration of ten (10) years from the date of grant. Each Option granted pursuant to this Section 8 shall be exercisable during the period the Eligible Director remains a member of the Board and for a period of three (3) years following retirement, provided that only those Options exercisable at the date of retirement may be exercised during the period following retirement, and, provided further, that in no event shall any such Option be exercisable beyond the tenth (10th) anniversary of the date of grant.

SECTION  9.     Duration  of  the  Plan.
                -----------------------

     The Plan shall terminate ten (10) years from the effective date specified in Section 4 of the Plan, unless terminated earlier pursuant to Section 14 hereto, and no Options may be granted thereafter.

SECTION  10.    Stock  Options.
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     Stock Options granted under the Plan may be of two types: Incentive Stock
Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

Stock Options shall be evidenced by Option agreements, the terms and provisions of which may differ. An Option agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Option agreement. The Company shall notify a Participant of any grant of a Stock Option, and a written Option agreement or agreements shall be duly executed and delivered by the Company to the Participant. Such agreement or agreements shall become effective upon execution by the participant. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a)  Option  Price.  The  Option price per share of Stock purchasable under an
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Option  shall  be  determined  by  the  Committee  and set forth in the Option agreement, and shall not be less than the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Incentive Stock Options and not less than 50% of the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Non-Qualified Stock Options.

(b)  Option  Term.  The  term  of  each  Stock  Option  shall  be fixed by the
     ------------
Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date of grant; and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the Stock Option is granted.

(c)  Exercisability.  Subject  to Section 13, Stock Options shall otherwise be
     --------------
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

(d)  Method  of  Exercise. Subject to the provisions of this Section 10, Stock
     --------------------
Options may be exercised, in whole or in part, at any time during the Option period by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock
Option  shall  be  authorized  only  at  the time the Stock Option is granted.

          An optionee shall have all of the rights of a stockholder of the Company holding the class or series of Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, and has paid in full for such shares. In the discretion of the Committee, payment for any Stock subject to an Option may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of previously owned Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such shares on the date of the exercise of such Option.

(e)  Non-transferability of Options. No  Stock  Option  shall  be transferable
     ------------------------------
by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred by will or the laws of descent and distribution.

(f)  Termination by Death. If  an  optionee's  employment terminates by reason
     --------------------
of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year and one day (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)  Termination  by  Reason  of  Disability.  If  any  optionee's  employment
     ---------------------------------------
terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of one year and one day (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year and one day period (or such shorter period ending upon the expiration of the stated term of the Stock Option), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one year and one day period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year and one day from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h)  Other  Termination.  Unless  otherwise  determined  by  the  Committee
     ------------------
and subject to the provisions of Section 13 of the Plan, if an optionee incurs a Termination of Employment for any reason other than death or Disability, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three months and one day from the date of such Termination of Employment or the balance of such Stock Option's term if such Termination of Employment of the optionee is involuntary and without Cause. Unless otherwise determined by the Committee, for the purposes of the Plan "Cause" shall have the same meaning as that set forth in any employment or severance agreement, in effect between the Company and the Participant. Otherwise, it shall mean (1) the conviction of the optionee for committing a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the optionee's employment duties or (3) willful and deliberate failure on the part of the optionee to perform his employment duties in any material respect.

(i)  Cashing Out of Option.  On  receipt  of  written  notice of exercise, the
     ---------------------
Committee may elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock that is the subject of the Option over the Option price times the number of shares of Stock subject to the Option on the effective date of such cash out.

Cash outs relating to Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, in the case of cash outs of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value with reference to the pricing provision of Section 11(b)(ii)(2).

SECTION  11.    Stock  Appreciation  Rights.
                ---------------------------

(a)  Grant and Exercise.  Stock  Appreciation  Rights  may  be  granted  in
     ------------------
conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A  Stock Appreciation Right may be exercised by an optionee in accordance with
Section 11(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 11(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

(b)  Terms and Conditions.  Stock  Appreciation  Rights  shall  be  subject to
     --------------------
such terms and conditions as shall be determined by the Committee, including the following:

(i)      Stock  Appreciation  Rights  shall  be  exercisable only at such time
or  times and to               the extent that the Stock Options to which they
relate are exercisabIe in                    accordance with the provisions of
Section  10  and this Section 11; provided,                    however, that a
Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject
to                         Section 16(b) of the Exchange Act, except that this
limitation  shall  not apply in               the event of death or Disability
of  the  optionee  prior  to  the  expiration  of the six-               month
period.

(ii)     Upon the exercise of a Stock Appreciation Right, an optionee shall be
entitled  to                receive an amount in cash, shares of Stock or both
equal  in  value  to  the excess of               the Fair Market Value of one
share of Stock over the option price per share                    specified in
the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16 (b) of the
Exchange                                        Act,  the  Committee:

     (1)     may require that such Stock Appreciation Rights be exercised only
in                              accordance with the applicable "window period"
provisions  of  Rule  16b-                                              3; and

     (2)     in  the  case  of  Stock  Appreciation  Rights  relating  to
Non-Qualified  Stock                             Options, may provide that the
amount  to  be  paid  upon  exercise  of  such                           Stock
Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Stock on NASDAQ, or on such national securities exchange upon which the Stock may be traded, on any day during such "window period".

(iii)    Stock  Appreciation Rights shall be transferable only when and to the
extent  that                 the underlying Stock Option would be transferable
under  Section  10  (e).

(iv)     Upon  the exercise of a Stock Appreciation Right, the Stock Option or
part  thereof                to which such Stock Appreciation Right is related
shall  be  deemed  to  have  been                 exercised for the purpose of
determining the number of shares of Stock available               for issuance
under the Plan in accordance with Section 5 of the Plan, but only to the extent of the number of shares resulting from dividing the value of the
Stock                   Appreciation Right at the time of exercise by the Fair
Market Value of one share               of Stock determined in accordance with
this  Section  11.

SECTION  12.    Terms  of  Restricted  Stock  Awards.
                ------------------------------------

     Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

(a) the terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

(b)  the  Restriction  Period  for  all  or  a  portion  of  the  Award;

(c) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Company for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restriction Period and Restrictions may differ with respect to each Participant;

(d) whether the Participant shall receive the dividends and other distributions paid with respect to an award of the Restricted Stock as declared and paid to the holders of the stock during the Restriction Period or shall be withheld by the Company for the account of the Participant until the Restriction Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid;

(e) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restriction Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; and

(f) notwithstanding the Restriction Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restriction Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

Upon an award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Stock. Such stock certificates shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restriction Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

SECTION  13.    Change  of  Control.
                -------------------

     Upon the occurrence of an event of "Change of Control", as defined below and subject to such additional conditions and restrictions as the Committee may determine at the time of the granting of the Award:

(a)  any  and  all  outstanding  Options shall become immediately exercisable;

(b) the Restriction Period and Restrictions imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant to the extent determined by the Committee; and

(c) within ten business days after the occurrence of a Change of Control, the certificates representing the Restricted Stock so vested, without any restrictions or legend thereon, other than as required by law, shall be delivered to the Participant, and any dividends and distributions paid with respect to the Restricted Stock which were escrowed during the Restriction
Period  and  the  earnings  thereon  shall  be  paid  to  the  Participant.

A "Change of Control" shall occur when, in addition to the occurrence of such other events as the Committee may determine at the time of the grant of the
Award:

(a) any "Person" (which term, when used in this Section 13, shall mean two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the issuer or shall have such other meaning assigned to it in a successor provision to Section 13(d) of the Exchange Act) is or becomes the "Beneficial Owner" (which term, when used in this Section 13, shall include any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power which includes the power to vote or to direct the voting of such security; and/or (ii) investment power which includes the power to dispose or to direct the disposition of such security, or such other meaning assigned to it in a successor provision to Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of Voting Stock (as defined below) representing twenty percent or more of the votes entitled to be cast by the holders of all then outstanding Shares of the Company; or

(b) the stockholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another corporation, or to sell, or otherwise dispose of, all or substantially all of the Company's property and assets, or to liquidate the Company or the business of the Company for which the Participant's services are principally performed is disposed of by the Company pursuant to a sale of assets (including stock of a subsidiary of the Company), a merger or consolidation or otherwise; or

(c) the individuals who are Continuing Directors of the Company (as defined below) cease for any reason to constitute at least a majority of the Board of the Company.

The term "Continuing Director" means (i) any member of the Board who is a member of the Board on February 1, 1992, or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Company which by its terms may be voted on all matters submitted to stockholders of the Company generally.

SECTION  14.    Amendments  and  Termination.
                ----------------------------

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock
Options  having  higher  Option  prices.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION  15.    General  Provisions.
                -------------------

(a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

(b) The Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

(c) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

(d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

(e) Agreements entered into by the Company and Participants relating to Awards under the Plan, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

(f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION  16.    Certain  Awards
                ---------------

     The approval by the stockholders of the Company of the Plan shall be deemed approval by said stockholders of the terms and conditions of the Awards (including but not limited to terms and conditions relating to the Option price, exercisability, vesting and acceleration of vesting, including acceleration upon a change of control as defined in the option agreements evidencing the Awards) previously made to non-employee Directors of the Company which are designated on Annex A hereto and ratification of the terms and conditions of the other Awards previously made which are designated on Annex A hereto.